CONFIDENTIAL TREATMENT HAS BEEN
                                          REQUESTED FOR PORTIONS OF THIS
                                          EXHIBIT, WHICH PORTIONS HAVE BEEN
                                          OMITTED FROM THE ATTACHED DOCUMENT
                                          AND FILED SEPARATELY WITH THE
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          THE OMITTED PORTIONS HAVE BEEN
                                          REPLACED BY AN ASTERISK ENCLOSED BY
                                          BRACKETS ("[   *   ]")

                  AMENDMENT NO. 1 TO SERVICE AGREEMENT


          This Amendment No. 1 to Service Agreement (the "Amendment") is made between Seragen, Inc., a Delaware corporation having a usual place of business at 97 South Street, Hopkinton, Massachusetts ("Seragen"), and Marathon Biopharmaceuticals, LLC, a Massachusetts limited liability company having a usual place of business at 97 South Street, Hopkinton, Massachusetts (the "Service Provider"), as successor by assignment of Trustees of Boston University ("BU"), as of May 11, 1998, for the purpose of amending that certain Service Agreement, dated as of February 14, 1997 (the "Service Agreement"), between Seragen and BU.

          This Amendment is made with reference to the following facts:

                    A. Seragen entered into the Service Agreement to purchase certain services relating to product research, development, manufacturing, clinical trial, quality control, and quality assurance.

          B. Service Provider is the successor by assignment to BU, one of the original parties to the Service Agreement.

          C. Seragen has made certain business decisions that will result in a reduction of the amount of product research, development, manufacturing, clinical trial, quality control, and quality assurance services that will be required in the second Contract Year (as defined in the Service Agreement).

          D. Seragen is willing, on the terms set forth in this Amendment, to perform for itself certain clinical trial services originally subject to the Service Agreement and Service Provider desires to make available to Seragen the assets necessary for Seragen to perform those services.

          E. Section 2.01 of the Service Agreement provides that, in the event that Seragen's research and development requirements change, the parties to the Service Agreement shall negotiate amendments (including appropriate price reductions) to the services required to be performed under the Service Agreement. Section 4.01 of the Service Agreement provides that, in such an event, the parties shall agree on appropriate adjustments to the Technology Service Fees (as defined in the Service Agreement) payable under the Service Agreement; provided, however, that in no event shall the Technology Service Fees payable with respect to any Contract Year be reduced to less than $4,300,000.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties to this Amendment, intending to be legally bound, agree as follows:

          1.     In lieu of the services required to be provided pursuant to
Schedule 1 to the Service Agreement by Service Provider in the second Contract Year, Service Provider shall provide the services specified in Schedule 1 attached to this Amendment.

          2. In light of the reduced services to be provided to Seragen in the second Contract Year, the Technology Service Fees for the second Contract Year shall be $4,300,000.

          3. Service Provider shall make available without any additional compensation to Seragen all assets necessary for Seragen to perform such clinical trial services at the facility located at 99 South Street, Hopkinton, Massachusetts, as Seragen may from time to time reasonably specify, which services are not required to be performed by Service Provider under this Amendment.

          4. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning given those terms in the Service Agreement.

          5. Except as expressly modified by this Amendment, the Service Agreement shall remain in full force and effect.

          Seragen and Service Provider have executed this Amendment effective as of the date first set forth above.

                              SERAGEN, INC.



                               /s/ Reed R. Prior
                              ---------------------------
                              By:  Reed R. Prior
                                   Chairman, Chief Executive
                                     Officer & Treasurer



                              MARATHON BIOPHARMACEUTICALS, LLC
                              Service Provider



                               /s/ Kenneth G. Condon
                              ---------------------------
                              By:  Kenneth G. Condon
                                   Manager

                   Schedule 1 - Service Agreement



Services to be performed by Service Provider for Seragen in 1998:


Manufacturing of Batches - 1998:

Service    Specifications   [   *   ]    [   *   ]    Comments
-------    --------------   ---------    ---------    --------
     [   *   ]
     Includes raw materials, labor and utilities

Manufacturing Fill of Batches - 1998:

Service    Specifications   [   *   ]    [   *   ]    Comments
-------    --------------   ---------    ---------    --------
     [   *   ]

Quality Control and Release Testing of Batches - 1998:

Service    Specifications   [   *   ]    [   *   ]    Comments
-------    --------------   ---------    ---------    --------
     [   *   ]
     Includes raw materials, labor and utilities

Quality Assurance - 1998:

Service    Specifications   [   *   ]    [   *   ]    Comments
-------    --------------   ---------    ---------    --------
     [   *   ]
     Includes raw materials, labor and utilities

Product Development - 1998

Service    Specifications   [   *   ]    [   *   ]    Comments
-------    --------------   ---------    ---------    --------
     [   *   ]
     Includes labor and direct materials

Clinical/ Pre Clinical/ Regulatory Studies - 1998

Service    Specifications   [   *   ]    [   *   ]    Comments
-------    --------------   ---------    ---------    --------
     [   *   ]
     Includes clinical trial site fees, labs, pathology fees, supplies and overhead, clinical assays

Clinical/ Pre Clinical/ Regulatory Studies and Other- 1998

Service    Specifications   [   *   ]    [   *   ]    Comments
-------    --------------   ---------    ---------    --------
     [   *   ]

[   *   ]

Price for services rendered in 1998 - $6,605,651 (Original estimate) Price for services rendered in 1998 - $4,300,000 (Revised estimate)

     [   *   ] - Confidential treatment requested